Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
15.	Commitments and Contingencies

We and certain of our subsidiaries are subject to numerous contingencies arising in the ordinary course of business. For a discussion of our tax contingencies, see Note 7. Income Taxes.

A. Legal Proceedings

Our non-tax contingencies include, among others, the following:

•	Product liability and other product-related litigation, which can include injury, consumer, off-label promotion, antitrust and breach of contract claims.

•	Commercial and other matters, which can include product-pricing claims and environmental claims and proceedings.

•	Patent litigation, which typically involves challenges to the coverage and/or validity of our patents or those of third parties on various products or processes.

•	Government investigations, which can involve regulation by national, state and local government agencies in the U.S. and in other countries.

Certain of these contingencies could result in losses, including damages, fines and/or civil penalties, and/or criminal charges, which could be substantial.

We believe that we have strong defenses in these types of matters, but litigation is inherently unpredictable and excessive verdicts do occur. We do not believe that any of these matters will have a material adverse effect on our financial position. However, we could incur judgments, enter into settlements or revise our expectations regarding the outcome of certain matters, and such developments could have a material adverse effect on our results of operations or cash flows in the period in which the amounts are paid.

We have accrued for losses that are both probable and reasonably estimable. Substantially all of these contingencies are subject to significant uncertainties and, therefore, determining the likelihood of a loss and/or the measurement of any loss can be complex. Consequently, we are unable to estimate the range of reasonably possible loss in excess of amounts accrued. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but the assessment process relies heavily on estimates and assumptions that may prove to be incomplete or inaccurate, and unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions.

Amounts recorded for legal and environmental contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions.

The principal matters to which we are a party are discussed below. In determining whether a pending matter is significant for financial reporting and disclosure purposes, we consider both quantitative and qualitative factors in order to assess materiality, such as, among other things, the amount of damages and the nature of any other relief sought in the proceeding, if such damages and other relief are specified; our view of the merits of the claims and of the strength of our defenses; whether the action purports to be a class action and our view of the likelihood that a class will be certified by the court; the jurisdiction in which the proceeding is pending; any experience that we or, to our knowledge, other companies have had in similar proceedings; whether disclosure of the action would be important to a reader of our financial statements, including whether disclosure might change a reader’s judgment about our financial statements in light of all of the information about the company that is available to the reader; the potential impact of the proceeding on our reputation; and the extent of public interest in the matter. In addition, with respect to patent matters, we consider, among other things, the financial significance of the product protected by the patent.

Roxarsone®(3-Nitro)

We are defendants in nine actions involving approximately 140 plaintiffs that allege that the distribution of the medicated feed additive Roxarsone allegedly caused various diseases in the plaintiffs, including cancers and neurological diseases. Other defendants, including various poultry companies, are also named in these lawsuits. Compensatory and punitive damages are sought in unspecified amounts.

In September 2006, the Circuit Court of Washington County returned a defense verdict in one of the lawsuits, Mary Green, et al. v. Alpharma, Inc. et al. In 2008, this verdict was appealed and affirmed by the Arkansas Supreme Court. Certain summary judgments favoring the poultry company co-defendants in Mary Green, et al. v. Alpharma, Inc. et al. were reversed by the Arkansas Supreme Court in 2008. These claims were retried in 2009 and that trial also resulted in a defense verdict, which was affirmed by the Arkansas Supreme Court in April 2011. In October 2012, we entered into an agreement to resolve these cases. The resolution is subject to the execution of full releases or dismissals with prejudice by all of the claimants or our waiver of these requirements. The trial schedule has been suspended pending the outcome of the proposed settlement.

In June 2011, we announced that we would suspend sales in the U.S. of Roxarsone (3-Nitro) in response to a request by the U.S. FDA and subsequently stopped sales in several international markets.

Following our decision to suspend sales of Roxarsone (3-Nitro) in June 2011, Zhejiang Rongyao Chemical Co., Ltd., the supplier of certain materials used in the production of Roxarsone (3-Nitro), filed a lawsuit in the U.S. District Court for the District of New Jersey alleging that we are liable for damages it suffered as a result of the decision to suspend sales.

PregSure®

We have received in total approximately 80 claims in Europe and New Zealand seeking damages related to calves claimed to have died of Bovine Neonatal Pancytopenia (BNP) on farms where PregSure BVD, a vaccine against Bovine Virus Diarrhea (BVD) was used. BNP is a rare syndrome that first emerged in cattle in Europe in 2006. Studies of BNP suggest a potential association between the administration of PregSure and the development of BNP, although no causal connection has been established. The cause of BNP is not known.

In 2010, we voluntarily stopped sales of PregSure BVD in Europe, and recalled the product at wholesalers while investigations into possible causes of BNP continue. In 2011, after incidences of BNP were reported in New Zealand, we voluntarily withdrew the marketing authorization for PregSure throughout the world.

We have settled approximately 20 of these claims for amounts that are not material individually or in the aggregate. Investigations into possible causes of BNP continue and these settlements may not be representative of any future claims resolutions.

Advocin

On January 30, 2012, Bayer filed a complaint against Pfizer alleging infringement and inducement of infringement of Bayer patent US 5,756,506 covering, among other things, a process for treating bovine respiratory disease (BRD) by administering a single high dose of fluoroquinolone. The complaint was filed after Pfizer’s product Advocin® was approved as a single dose treatment of BRD, in addition to its previous approval as a multi-dose treatment of BRD. Bayer seeks a permanent injunction, damages and a recovery of attorney’s fees, and has demanded a jury trial. Discovery has now concluded. We have filed motions for summary judgment of non-infringement and invalidity of the Bayer patent, which are currently pending before the Court.

Ulianopolis, Brazil

In February 2012, the Municipality of Ulianopolis (State of Para, Brazil) filed a complaint against Fort Dodge Saúde Animal Ltda. (FDSAL) and five other large companies alleging that waste sent to a local waste incineration facility for destruction, but that was not ultimately destroyed as the facility lost its operating permit, caused environmental impacts requiring cleanup.

The Municipality is seeking recovery of cleanup costs purportedly related to FDSAL’s share of all waste accumulated at the incineration facility awaiting destruction, and compensatory damages to be allocated among the six defendants. We believe we have strong arguments against the claim, including defense strategies against any claim of joint and several liability.

At the request of the Municipal prosecutor, in April 2012, the lawsuit was suspended for one year. Since that time, the prosecutor has initiated investigations into the Municipality’s actions in the matter as well as the efforts undertaken by the six defendants to remove and dispose of their individual waste from the incineration facility.

In early August 2013, new labor claims were filed against FDSAL as well as 57 other companies. These claims were filed by 30 employees of the local waste incineration facility that was used by FDSAL and the 57 other companies. The employees of the incineration facility allege health injuries in connection with their employment at the waste site. Based on legal precedent, it is possible that FDSAL may be considered a liable party. Due to the fact that we are in the early stages of discovery, the amount of a potential loss, if any, cannot be reasonably estimated. Counsel has advised that the likelihood of Zoetis being considered severally liable is remote.

Other Matters

The European Commission published a decision on alleged competition law infringements by several human health pharmaceutical companies on June 19, 2013. One of the involved legal entities is Zoetis Products LLC, formerly having the name Alpharma Inc. Zoetis Products LLC’s involvement is solely related to its human health activities prior to Pfizer’s acquisition of King/Alpharma. The fine imposed on Zoetis Products LLC amounts to Euro 11 million (approximately $14 million). Under the Global Separation Agreement between Pfizer and Zoetis, Pfizer is obligated to indemnify Zoetis for any liabilities arising out of claims not related to its animal health assets. A liability of $14 million is included in Other current liabilities and a corresponding receivable from Pfizer of $14 million is included in Other current assets as of June 30, 2013. We are in the process of preparing an appeal of the decision which is due September 6, 2013.

B. Guarantees and Indemnifications

In the ordinary course of business and in connection with the sale of assets and businesses, we indemnify our counterparties against certain liabilities that may arise in connection with the transaction or related to activities prior to the transaction. These indemnifications typically pertain to environmental, tax, employee and/or product-related matters and patent-infringement claims. If the indemnified party were to make a successful claim pursuant to the terms of the indemnification, we would be required to reimburse the loss. These indemnifications are generally subject to threshold amounts, specified claim periods and other restrictions and limitations. Historically, we have not paid significant amounts under these provisions and, as of June 30, 2013, recorded amounts for the estimated fair value of these indemnifications are not significant.

16.	Commitments and Contingencies

We and certain of our subsidiaries are subject to contingencies arising in the ordinary course of business. For a discussion of our tax contingencies, see Note 7C. Tax Matters—Tax Contingencies.

A. Legal Proceedings

Our non-tax contingencies include, among others, the following:

•	Product liability and other product-related litigation, which can include injury, consumer, off-label promotion, antitrust and breach of contract claims.

•	Commercial and other matters, which can include product-pricing claims and environmental claims and proceedings.

•	Patent litigation, which typically involves challenges to the coverage and/or validity of our patents or those of third parties on various products or processes.

•	Government investigations, which can involve regulation by national, state and local government agencies in the U.S. and in other countries.

Certain of these contingencies could result in losses, including damages, fines and/or civil penalties, and/or criminal charges, which could be substantial.

We believe that we have strong defenses in these types of matters, but litigation is inherently unpredictable and excessive verdicts do occur. We do not believe that any of these matters will have a material adverse effect on our financial position. However, we could incur judgments, enter into settlements or revise our expectations regarding the outcome of certain matters, and such developments could have a material adverse effect on our results of operations or cash flows in the period in which the amounts are paid.

We have accrued for losses that are both probable and reasonably estimable. Substantially all of these contingencies are subject to significant uncertainties and, therefore, determining the likelihood of a loss and/or the measurement of any loss can be complex. Consequently, we are unable to estimate the range of reasonably possible loss in excess of amounts accrued. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but the assessment process relies heavily on estimates and assumptions that may prove to be incomplete or inaccurate, and unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions.

Amounts recorded for legal and environmental contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

The principal matters to which we are a party are discussed below. In determining whether a pending matter is significant for financial reporting and disclosure purposes, we consider both quantitative and qualitative factors in order to assess materiality, such as, among other things, the amount of damages and the nature of any other relief sought in the proceeding, if such damages and other relief are specified; our view of the merits of the claims and of the strength of our defenses; whether the action purports to be a class action and our view of the likelihood that a class will be certified by the court; the jurisdiction in which the proceeding is pending; any experience that we or, to our knowledge, other companies have had in similar proceedings; whether disclosure of the action would be important to a reader of our financial statements, including whether disclosure might change a reader’s judgment about our financial statements in light of all of the information about the company that is available to the reader; the potential impact of the proceeding on our reputation; and the extent of public interest in the matter. In addition, with respect to patent matters, we consider, among other things, the financial significance of the product protected by the patent.

Roxarsone®(3-Nitro)

We are defendants in nine actions involving approximately 140 plaintiffs that allege that the distribution of the medicated feed additive Roxarsone allegedly caused various diseases in the plaintiffs, including cancers and neurological diseases. Other defendants, including various poultry companies, are also named in these lawsuits. Compensatory and punitive damages are sought in unspecified amounts.

In September 2006, the Circuit Court of Washington County returned a defense verdict in one of the lawsuits, Mary Green, et al. v. Alpharma, Inc. et al. In 2008, this verdict was appealed and affirmed by the Arkansas Supreme Court. Certain summary judgments favoring the poultry company co-defendants in Mary Green, et al. v. Alpharma, Inc. et al. were reversed by the Arkansas Supreme Court in 2008. These claims were retried in 2009 and that trial also resulted in a defense verdict, which was affirmed by the Arkansas Supreme Court in April 2011. In October 2012, we entered into an agreement to resolve these cases. The resolution is subject to the execution of full releases or dismissals with prejudice by all of the claimants or our waiver of these requirements. The trial schedule has been suspended pending the outcome of the proposed settlement.

In June 2011, we announced that we would suspend sales in the U.S. of Roxarsone (3-Nitro) in response to a request by the U.S. FDA and subsequently stopped sales in several international markets.

Following our decision to suspend sales of Roxarsone (3-Nitro) in June 2011, Zhejiang Rongyao Chemical Co., Ltd., the supplier of certain materials used in the production of Roxarsone (3-Nitro), filed a lawsuit in the U.S. District Court for the District of New Jersey alleging that we are liable for damages it suffered as a result of the decision to suspend sales.

In September 2012, we were named as defendants in a purported class action in the Circuit Court of Arkansas County, Arkansas. The lawsuit alleges that the distribution of medicated feed additives, including Roxarsone, caused chickens to produce manure that contains an arsenical compound, which, when used as agricultural fertilizer by rice farmers, degrades into inorganic arsenic and allegedly caused contamination of rice produced by Arkansas farmers. Other defendants, including various poultry companies, are also named in these lawsuits. Compensatory damages, punitive damages, and attorney fees are sought in an unspecified amount. On March 4, 2013, plaintiffs filed a motion to dismiss the class action without prejudice. On March 7, 2013, the Court granted plaintiffs’ motion and entered an order dismissing the case without prejudice.

PregSure®

We have received in total approximately 80 claims in Europe and New Zealand seeking damages related to calves claimed to have died of Bovine Neonatal Pancytopenia (BNP) on farms where PregSure BVD, a vaccine against Bovine Virus Diarrhea (BVD) was used. BNP is a rare syndrome that first emerged in cattle in Europe in 2006. Studies of BNP suggest a potential association between the administration of PregSure and the development of BNP, although no causal connection has been established. The cause of BNP is not known.

In 2010, we voluntarily stopped sales of PregSure BVD in Europe, and recalled the product at wholesalers while investigations into possible causes of BNP continue. In 2011, after incidences of BNP were reported in New Zealand, we voluntarily withdrew the marketing authorization for PregSure throughout the world.

We have settled approximately 20 of these claims for amounts that are not material individually or in the aggregate. Investigations into possible causes of BNP continue and these settlements may not be representative of any future claims resolutions.

Advocin

On January 30, 2012, Bayer filed a complaint against Pfizer alleging infringement and inducement of infringement of Bayer patent US 5,756,506 covering, among other things, a process for treating bovine respiratory disease (BRD) by administering a single high dose of fluoroquinolone. The complaint was filed after Pfizer’s product Advocin® was approved as a single dose treatment of BRD, in addition to its previous approval as a multi-dose treatment of BRD. Bayer seeks a permanent injunction, damages and a recovery of attorney’s fees, and has demanded a jury trial. Discovery has now concluded. We have filed motions for summary judgment of non-infringement and invalidity of the Bayer patent, which are currently pending before the Court.

Ulianopolis, Brazil

In February 2012, the Municipality of Ulianopolis (State of Para, Brazil) filed a complaint against Fort Dodge Saúde Animal Ltda. (FDSAL) and five other large companies alleging that waste sent to a local waste incinerator for destruction, but that was not ultimately destroyed as the facility lost its operating permit, caused environmental impacts requiring cleanup.

The Municipality is seeking recovery of cleanup costs purportedly related to FDSAL’s share of all waste accumulated at the waste incineration facility awaiting destruction, and compensatory damages to be allocated among the six defendants. We believe we have strong arguments against the claim, including defense strategies against any claim of joint and several liability.

At the request of the Municipal prosecutor, in April 2012, the lawsuit was suspended for one year. Since that time, the prosecutor has initiated investigations into the Municipality’s actions in the matter as well as the efforts undertaken by the six defendants to remove and dispose of their individual waste from the local incineration facility.

B. Guarantees and Indemnifications

In the ordinary course of business and in connection with the sale of assets and businesses, we often indemnify our counterparties against certain liabilities that may arise in connection with the transaction or related to activities prior to the transaction. These indemnifications typically pertain to environmental, tax, employee and/or product-related matters and patent-infringement claims. If the indemnified party were to make a successful claim pursuant to the terms of the indemnification, we would be required to reimburse the loss. These indemnifications are generally subject to threshold amounts, specified claim periods and other restrictions and limitations. Historically, we have not paid significant amounts under these provisions and, as of December 31, 2012, recorded amounts for the estimated fair value of these indemnifications are not significant.

C. Purchase Commitments

As of December 31, 2012, we have agreements totaling $99 million to purchase goods and services that are enforceable and legally binding and include amounts relating to contract manufacturing and information technology services. Included in this amount are approximately $1 million of potential milestone payments that are deemed reasonably likely to occur.

D. Brazil Lease Agreements

In September 2012, Pfizer’s subsidiary, Laboratórios Pfizer Ltda. (“Laboratórios”), as lessee, and our subsidiary, PAH Brasil Participações Ltda., (“PAH Brasil”), as lessor, entered into: (i) the Private Instrument of Non Residential Lease Agreement and Others, which establishes and regulates the use of the real property at our Guarulhos, Brazil facility (the “Real Property Lease”) and (ii) the Private Instrument of Lease Agreement Movable Assets and Others, which establishes the terms of the use of the fixed assets at the same site (the “Fixed Asset Lease” and, together with the Real Property Lease, the “Brazil Leases”). As a result of a merger of PAH Brasil into Fort Dodge Saúde Animal Ltda. (“Fort Dodge Brazil”) with Fort Dodge Brazil surviving, the Brazil Leases were assigned to Fort Dodge Brazil.

Rent, rent adjustment and penalty. The monthly rent under the Brazil Leases corresponds to the amount of depreciation of the fixed assets and real property covered by the leases. During the first month that the leases were in effect, the rent under the Fixed Asset Lease was R$752,459 (approximately $0.4 million) and the rent under the Real Property Lease was R$479,977 (approximately $0.2 million). In subsequent periods, the parties will adjust these amounts to reflect the anticipated monthly depreciation amount and previously paid amounts may be adjusted if the amounts paid differ from actual depreciation. Late payments under Brazil Leases are subject to an adjustment plus a penalty equal to 2% and interest on arrears of 1% per month. A breach of either of the Brazil Leases that is not cured within 30 days from receipt of notice thereof is subject to a penalty equal to three monthly rent payments under the applicable lease. In addition to the rent, Laboratórios will pay expenses related to water consumption, sewerage and electricity as well as all taxes levied on the property.

Covenants and obligations. Laboratórios is required to maintain the fixed assets and real property in the same condition as they were received, except for normal wear and tear and any improvements thereon, and is responsible for the repair of any damage. Improvements on the existing fixed assets and investments in new fixed assets are permitted under the Fixed Asset Lease, provided Fort Dodge Brazil is given notice thereof and consents to Laboratórios’ proposal. Costs for such improvements are paid or reimbursed by Fort Dodge Brazil unless the fixed asset is used solely to manufacture human health products, in which case the cost shall be the responsibility of Laboratórios and, in the event a new asset is purchased, exclusive ownership shall be retained by Laboratórios. The Real Property Lease also permits improvements on the property to be implemented by Laboratórios as long as Fort Dodge Brazil provides its written consent. Laboratórios is entitled to reimbursement for any related costs as long as Fort Dodge Brazil consented to the implementation of the improvements.

Term and termination. The Brazil Leases will last for a period of five years commencing in September 2012. The Real Property Lease provides for automatic renewals for successive periods of one year at Laboratórios’s discretion, unless notice of non-renewal is provided by Laboratórios. The Fixed Asset Lease can be extended for additional terms of five years by executing an amendment to such lease.

The Brazil Leases terminate at any time if agreed upon by the parties. The Brazil Leases also terminate upon satisfaction of certain regulatory conditions that will permit the animal health manufacturing operations of Laboratórios to be transferred to Fort Dodge Brazil and the human pharmaceutical manufacturing operations to be transferred to another facility or party. The Fixed Asset Lease automatically terminates upon the termination of the Real Property Lease or the master manufacturing and supply agreement that provides for Zoetis-supplied products. The Real Property Lease automatically terminates upon the termination of the Fixed Asset Lease or the expropriation of the property and cannot be terminated by Fort Dodge Brazil prior to termination of the master manufacturing and supply agreement that provides for Zoetis-supplied products. In the event the property is partially or completely destroyed, Laboratórios has the option to terminate the Real Property Lease.

E. Commitments under Operating Leases

We have facilities, vehicles and office equipment under various non-cancellable operating leases with third parties. Total rent expense, net of sublease rental income, was approximately $17 million in 2012, $21 million in 2011 and $19 million in 2010.

Future minimum lease payments under non-cancellable operating leases as of December 31, 2012 follow:

(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017	After 2017	Total
Maturities	$16	$13	$9	$6	$3	$11	$58